UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21460
Pioneer Series Trust II
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  December 31, 2020

Date of reporting period:  January 1, 2020 through June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer AMT-Free

Municipal Fund

Semiannual Report | June 30, 2020

Ticker Symbols:
Class A	PBMFX
Class C	MNBCX
Class Y	PBYMX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a half-year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then staging a strong rally in the opening weeks of the second quarter. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
June 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 3

Portfolio Management Discussion | 6/30/20
In the following interview, Lead Portfolio Manager David Eurkus outlines the investment environment for tax-free bonds during the six-month period ended June 30, 2020, and the factors that affected the performance of Pioneer AMT-Free Municipal Fund during the period. Mr. Eurkus, a Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund, along with Jonathan Chirunga, a Managing Director, Deputy Director of Municipals, and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the six-month period ended June 30, 2020?
A    Pioneer AMT-Free Municipal Fund’s Class A shares returned 3.22% at net asset value during the six-month period ended June 30, 2020, while the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the Bloomberg Barclays Index), returned 2.08%. During the same six-month period, the average return of the 177 mutual funds in Morningstar’s Municipal National Long Funds Category was 0.75%.
Q    How would you describe the investment environment for tax-exempt bonds during the six-month period ended June 30, 2020?
A    We experienced a decidedly mixed market environment for municipal bonds during the six-month period. From the start of the 2020 calendar year until early March, the market for municipals had been favorable, due to several factors. The positive drivers for the municipal market through early March 2020 included declines in U.S. Treasury medium-term and longer-term yields, the U.S. Federal Reserve’s (Fed’s) previous shift to an accommodative policy stance (three reductions in the federal funds target range during 2019), and strong demand for tax-free bonds, with limited supply. In addition, the municipal market had continued to benefit from the provision in the 2017 U.S. tax overhaul legislation pertaining to advance refunding bonds, which effectively removed approximately one-quarter of the prior municipal supply from the marketplace. (An advance refunding bond is issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of the original bond’s maturity date.)
However, the investment environment turned swiftly and dramatically negative in early March 2020 as news rapidly circulated regarding a number of emerging “hot spots” for the spread of the COVID-19 virus in the United States, and Americans began to focus on the very serious situations arising
4 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

from the earlier spread of COVID-19 cases in Asia and portions of Western Europe. By mid-March, the World Health Organization had deemed the virus a global pandemic.
The COVID-19 outbreak had already begun to have a negative effect on U.S. economic activity as early as mid-February, as it became more and more evident that the virus was highly contagious and not just an ordinary infectious disease. While public health officials provided guidance on how to deal with the outbreak, in March, many U.S. governors and mayors shut down businesses deemed non-essential and directed quarantine efforts for individuals. Those measures, along with swift public recognition of the need for extreme social distancing, dramatically curtailed activity in the U.S. transportation, retail sales, manufacturing, and services industries. At the same time, financial markets, including the municipal bond market, experienced periods of intense volatility as investors sold off riskier assets and sought out so-called “safe havens” such as U.S. Treasuries, and as uncertainty rose regarding the near-term and medium-term paths for the U.S. economy.
In an attempt to mitigate the very serious economic effects from COVID-19 on individuals, states, municipalities, and the domestic economy overall, the Fed and U.S. government officials undertook a large number of monetary and fiscal stimulus measures. In short order, the Fed reduced the target range of the federal funds rate to near zero, reintroduced lending facilities from the 2008/2009 financial crisis era, instituted new lending facilities, and restarted quantitative easing (large-scale bond purchases) in an attempt to inject liquidity into the economy and financial system. Soon after, Congress and the White House approved two large aid packages in the form of loans and grants to individuals, small businesses, medical systems, and institutions of higher learning in light of the sudden freeze-up in economic activity and continuously rising unemployment figures.
After the markets sold off and reached their lows in the third week of March, the stimulus measures helped to calm investors, including those in the municipal market, to some degree. However, investments considered higher risk, including high-yield municipal bonds, continued to weather persistent volatility. Near the end of March, following significant forced selling and tax-free fund outflows industry-wide, tax-equivalent yields for investment-grade municipal bonds rose to as much as 200 basis points (bps) higher than yields of Treasury securities of similar maturity, triggering significant tax-exempt bond purchases from domestic and global investors and providing substantial relief to the municipal bond market. (A basis point is equal to 1/100th of a percentage point.)
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 5

Through the remainder of the six-month period, the tax-exempt bond market continued its recovery, driven by aggressive purchases by domestic and global investors and the reversal of the earlier yield increases as municipal bond prices rose. Despite the rally, the stunning contraction in economic activity across the country – especially within the tourism, transportation, retail, and service industries – as well as dramatic reductions in federal, state, and local tax revenues, continued to affect the municipal market. Due to those conditions, a number of states began looking to the U.S. government for loans and other assistance in order to weather the negative economic and fiscal effects caused by the pandemic.
Despite the market volatility and somewhat chaotic environment during the six-month period, investment-grade municipal bonds still managed to generate a positive return, as the Fund’s benchmark, the Bloomberg Barclays Index, rose by 2.08%.
Q    What were your principal investment strategies in managing the Fund’s portfolio during the six-month period ended June 30, 2020?
A    Our focus remained the same during the six-month period, which is to keep the portfolio fully invested in securities that have a variety of coupon structures in the longer-term municipal market, as those investments have offered higher yield potential in the tax-exempt marketplace. We believe that, over the long term, our broadly diversified* strategy could position the Fund for strong performance relative to its benchmark and its municipal fund peers.
During the six-month period, we continued to maintain the Fund’s investments in sectors that are vital to the regional and national economies. These sectors include health care/hospitals, public and private education, transportation, and power/energy.
During the period, we maintained our emphasis on overall portfolio quality. As of June 30, 2020, the close of the period, 28% of portfolio assets were rated “AAA” or the equivalent, and 53% were rated “A” or better. In addition, the Fund’s investments have remained broadly diversified among a wide range of municipal bond sectors.
Q    What were the most significant contributors to and detractors from the Fund’s benchmark-relative performance during the six-month period ended June 30, 2020?
A    For the six-month period, the Fund’s investments in education bonds from the state of Texas, as well as two separate education bond issues from the state of Massachusetts, made the largest positive contributions to benchmark-relative performance.
*     Diversification does not assure a profit nor protect against loss.
6 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

The Fund’s positions in Virginia State Public Building Authority bonds, Florida Board of Education bonds, and Massachusetts general obligation bonds were the biggest detractors from benchmark-relative returns.
Q    Did the Fund have any exposure to derivative investments during the six-month period ended June 30, 2020?
A    No, the Fund had no derivatives exposure during the six-month period.
Q    Did the Fund’s distributions** to shareholders change during the six-month period ended June 30, 2020? If so, what factors led to the change?
A    The Fund’s monthly distributions declined during a six-month period that saw interest rates move considerably lower.
Q    What is your outlook as the Fund enters the second half of the fiscal year?
A    Because of the lack of any resurgence in U.S. inflation as well as the clear pronouncements from the Fed that it is likely to continue holding the federal funds target range at or near zero for the foreseeable future, we are optimistic regarding the path of interest rates going forward. Additionally, in light of the continued low default rate for the municipal bond asset class and a favorable supply/demand technical environment – given continually shrinking supply and persistently strong demand from various categories of investors – we believe that the prospects for the tax-exempt bond market are favorable. Lastly, given the enormous and continuing need for economic assistance of all sorts in order to help businesses, individuals, states, and other municipalities to cope with the effects of COVID-19, we believe the U.S. government may eventually have to address its rising debt levels in part by raising taxes, which could further increase demand for municipal bonds.
We will continue to hold select, longer-term tax-exempt bonds in the Fund’s portfolio, bonds that we believe have the strongest opportunity to perform well over time. We will also continue to monitor the Fund’s holdings to ensure continued strength in credit quality as well as the timely payment of principal and interest. The Fund remains broadly diversified, and the vast majority of the portfolio’s holdings are in bonds with dedicated revenue streams, which we also continue to monitor closely.
We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for appropriate, long-term investors seeking income that is free from federal income taxes.
**    Distributions are not guaranteed.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 7

Please refer to the Schedule of Investments on page 17–32 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The value of municipal securities can be adversely affected by changes in the financial condition of municipal issuers, lower revenues, and regulatory and political developments.
A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Portfolio Summary | 6/30/20

Portfolio Diversification

(As a percentage of total investments)*

State Diversification

(As a percentage of total investments)*
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 9

Portfolio Summary | 6/30/20 (continued)

10 Largest Holdings

(As a percentage of total investments)*

1.	University of Texas System, Financing System, Series A, 5.0%, 8/15/49	3.14%
2.	Massachusetts Development Finance Agency, Harvard University, Series A,
	5.0%, 7/15/40	2.76
3.	Central Puget Sound Regional Transit Authority, Series S-1, 5.0%, 11/1/46	2.76
4.	United States Treasury Bill, 7/7/20	1.87
5.	United States Treasury Bill, 8/4/20	1.87
6.	United States Treasury Bill, 9/10/20	1.87
7.	Massachusetts Health & Educational Facilities Authority, Massachusetts
	Institute of Technology, Series K, 5.5%, 7/1/32	1.85
8.	County of Miami-Dade FL Water & Sewer System Revenue, 4.0%, 10/1/49	1.61
9.	Tobacco Settlement Financing Corp., Senior, Series B-1, 5.0%, 6/1/47	1.38
10.	New York State Dormitory Authority, Columbia University, Series A-2, 5.0%, 10/1/46	1.22

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Prices and Distributions | 6/30/20
Net Asset Value per Share

Class	6/30/20	12/31/19
A	$15.47	$15.17
C	$15.33	$15.04
Y	$15.40	$15.13

Distributions per Share: 1/1/20 – 6/30/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1860	$ —	$ —
C	$0.1263	$ —	$ —
Y	$0.2042	$ —	$ —

Index Definition

The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts shown on pages 12–14.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 11

Performance Update | 6/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2020)
	Net	Public	BBG
	Asset	Offering	Barclays
	Value	Price	Municipal
Period	(NAV)	(POP)	Bond Index
10 years	5.24%	4.76%	4.22%
5 years	4.65	3.69	3.93
1 year	6.80	1.99	4.45

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross
0.81%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Performance Update | 6/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2020)
			BBG
			Barclays
	If	If	Municipal
Period	Held	Redeemed	Bond Index
10 years	4.44%	4.44%	4.22%
5 years	3.86	3.86	3.93
1 year	5.89	5.89	4.45

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross
1.56%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 13

Performance Update | 6/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2020)
	Net	BBG
	Asset	Barclays
	Value	Municipal
Period	(NAV)	Bond Index
10 years	5.48%	4.22%
5 years	4.88	3.93
1 year	6.80	4.45

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross	Net
0.62%	0.55%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2021, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund
Based on actual returns from January 1, 2020 through June 30, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 1/1/20
Ending Account	$1,032.20	$1,027.80	$1,031.50
Value on 6/30/20
Expenses Paid	$3.99	$7.71	$2.78
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 1.53% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 15

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2020 through June 30, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 1/1/20
Ending Account	$1,020.93	$1,017.26	$1,022.13
Value on 6/30/20
Expenses Paid	$3.97	$7.67	$2.77
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 1.53% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
16 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Schedule of Investments | 6/30/20 (unaudited)

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 97.3%
	MUNICIPAL BONDS — 91.8% of Net Assets(a)
	Arizona — 0.1%
135,000(b)	City of Mesa, Utility System Revenue, 3.25%, 7/1/29	$ 149,544
9,000	County of Pima, Industrial Development Authority,
	Arizona Charter Schools Project, Series C,
	6.75%, 7/1/31	9,088
1,000,000	Maricopa County Pollution Control Corp., Southern
	California Education Co., Series A, 5.0%, 6/1/35	1,000,350
	Total Arizona	$ 1,158,982
	California — 6.5%
10,000,000(c)	Alameda Corridor Transportation Authority, California
	Revenue Capital Appreciation Senior Lien, Series
	A, 10/1/31 (NATL Insured)	$ 7,680,700
16,695,000(c)(d)	Anaheim Public Financing Authority, Public
	Improvements Project, Series C, 9/1/36
	(AGM Insured)	12,607,229
36,350,000(c)	California County Tobacco Securitization Agency,
	Capital Appreciation, Stanislaus County,
	Subordinated, Series D, 6/1/55	2,252,246
2,985,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.0%, 6/1/46	4,871,669
6,400,000	California Educational Facilities Authority, Stanford
	University, Series U-A, 5.0%, 5/1/45	10,295,552
7,000,000	City of San Francisco, Public Utilities Commission
	Water Revenue, Series A, 4.0%, 11/1/34	7,836,710
5,000,000(e)	Coast Community College District, Election 2012,
	Series D, 5.0%, 8/1/31	6,400,400
6,000,000	Golden State Tobacco Securitization Corp.,
	Asset-Backed, Series A-2, 5.0%, 6/1/47	6,090,000
3,000,000	Long Beach Bond Finance Authority, Series A,
	5.5%, 11/15/37	4,206,570
2,180,000(e)	Pomona Unified School District, Series A, 6.55%,
	8/1/29 (NATL Insured)	2,779,457
5,000,000(e)	San Diego Unified School District, Series R2,
	0.0%, 7/1/40	5,613,950
3,500,000	San Francisco City & County Airport Commission-
	San Francisco International Airport, Series B,
	5.0%, 5/1/47	4,106,165
7,000,000(e)	State of California, 3.0%, 10/1/49	7,433,580
5,000,000	University of California, Series AV, 5.0%, 5/15/35	6,308,600
	Total California	$ 88,482,828
	Colorado — 1.9%
6,265,000	Board of Water Commissioners City & County of
	Denver, 4.0%, 9/15/34	$ 7,750,181
2,500,000	Regional Transportation District, Denver Trans
	Partners, 6.0%, 1/15/26	2,507,475

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 17

Schedule of Investments | 6/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Colorado — (continued)
1,250,000	Regional Transportation District, Denver Trans
	Partners, 6.0%, 1/15/34	$ 1,253,087
1,000,000	Regional Transportation District, Denver Trans
	Partners, 6.0%, 1/15/41	1,002,250
2,000,000	Regional Transportation District, Denver Trans
	Partners, 6.5%, 1/15/30	2,006,320
5,000,000	University of Colorado, Series A-2, 4.0%, 6/1/38	5,734,400
5,000,000	University of Colorado, Series A-2, 4.0%, 6/1/39	5,708,850
	Total Colorado	$ 25,962,563
	Connecticut — 0.4%
3,000,000(e)	Metropolitan District, 3.0%, 3/1/29	$ 3,150,690
2,000,000	Mohegan Tribal Finance Authority, Connecticut Tribal
	Economic Development, 7.0%, 2/1/45 (144A)	2,016,760
	Total Connecticut	$ 5,167,450
	Delaware — 0.4%
4,975,000	Delaware State Economic Development Authority,
	Facility-Indian River Power, 5.375%, 10/1/45	$ 4,977,587
	Total Delaware	$ 4,977,587
	District of Columbia — 1.2%
10,000,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	$ 10,375,000
84,000,000(c)	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, Series C, 6/15/55	5,468,400
	Total District of Columbia	$ 15,843,400
	Florida — 9.3%
2,935,000	Broward County FL Water & Sewer Utility Revenue,
	3.0%, 10/1/41	$ 3,134,228
1,000,000	Central Florida Expressway Authority, 5.0%, 7/1/39	1,181,380
2,000,000	Central Florida Expressway Authority, Senior Lien,
	5.0%, 7/1/38	2,338,160
2,615,000	City of Tampa, Baycare Health Care, Series A,
	5.0%, 11/15/46	3,001,131
6,145,000	County of Hillsborough FL, 3.0%, 8/1/41	6,520,521
5,375,000	County of Hillsborough FL Utility Revenue,
	3.0%, 8/1/36	5,840,690
4,500,000	County of Hillsborough, Utility Revenue,
	3.0%, 8/1/37	4,805,910
2,360,000(e)	County of Miami-Dade FL, 4.0%, 7/1/38	2,818,312
2,455,000(e)	County of Miami-Dade FL, 4.0%, 7/1/39	2,926,826
10,000,000	County of Miami-Dade FL Water & Sewer System
	Revenue, 3.0%, 10/1/49	10,478,600
18,500,000	County of Miami-Dade FL Water & Sewer System
	Revenue, 4.0%, 10/1/49	21,423,000
2,500,000	County of Orange, Water Utility System Revenue,
	3.0%, 10/1/32	2,637,100

The accompanying notes are an integral part of these financial statements.
18 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Principal
Amount
USD ($)		Value
	Florida — (continued)
4,645,000	County of Orange, Water Utility System Revenue,
	3.0%, 10/1/34	$ 4,872,419
3,000,000	Escambia County Health Facilities Authority, Baptist
	Hospital, Inc. Project, Series A, 6.0%, 8/15/36	3,013,740
1,390,000	Florida Development Finance Corp., Renaissance
	Charter School, Series A, 6.0%, 9/15/30	1,396,714
6,850,000	JEA Water & Sewer System Revenue, Series A,
	4.0%, 10/1/34	7,851,950
3,400,000(b)	St. Johns County Industrial Development Authority,
	Presbyterian Retirement, Series A, 6.0%, 8/1/45	3,416,490
14,000,000	State of Florida, Department of Transportation
	Turnpike System Revenue, 3.0%, 7/1/49	14,469,420
10,000,000	State of Florida, Department of Transportation
	Turnpike System Revenue, 4.0%, 7/1/39	11,645,600
4,645,000(e)	State of Florida, Department Transportation Right
	of Way, 3.25%, 7/1/37	5,068,392
7,660,000(e)	State of Florida, Department Transportation Right
	of Way, 4.0%, 7/1/39	8,965,953
	Total Florida	$ 127,806,536
	Georgia — 4.0%
1,500,000	Brookhaven Development Authority, 3.0%, 7/1/46	$ 1,519,410
4,800,000	Brookhaven Development Authority, 4.0%, 7/1/44	5,365,824
12,000,000	Brookhaven Development Authority, 4.0%, 7/1/49	13,296,360
10,000,000	County of Fulton GA Water & Sewerage Revenue,
	2.25%, 1/1/42	9,749,200
2,040,000(e)	County of Fulton, Library Bond, 3.25%, 7/1/37	2,205,587
2,870,000(e)	County of Fulton, Library Bond, 3.5%, 7/1/39	3,130,395
4,790,000(e)	County of Fulton, Library Bond, 4.0%, 7/1/40	5,359,196
4,000,000	Forsyth County Water & Sewerage Authority,
	3.0%, 4/1/44	4,309,800
2,000,000	Main Street Natural Gas, Inc., Series A,
	4.0%, 5/15/39	2,161,640
5,000,000	Metropolitan Atlanta Rapid Transit Authority,
	Series C, 3.5%, 7/1/38	5,360,650
2,750,000	Private Colleges & Universities Authority, Emory
	University, Series A, 5.0%, 10/1/43	3,081,787
	Total Georgia	$ 55,539,849
	Illinois — 2.4%
1,000,000	Illinois Finance Authority, American Water Capital
	Corp., Project, 5.25%, 5/1/40	$ 1,002,100
1,000,000	Illinois Finance Authority, Art Institute Of Chicago,
	4.0%, 3/1/38	1,105,330
1,500,000	Illinois Finance Authority, Art Institute Of Chicago,
	5.0%, 3/1/30	1,802,355
5,000,000	Illinois Finance Authority, Centegra Health System,
	Series A, 5.0%, 9/1/42	5,547,900

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 19

Schedule of Investments | 6/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Illinois — (continued)
1,500,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, 4.0%, 7/15/36	$ 1,736,445
2,175,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, 4.0%, 7/15/37	2,509,537
3,000,000	Illinois Finance Authority, Northwestern Memorial
	Healthcare, 4.0%, 7/15/47	3,281,850
8,540,000	Illinois Finance Authority, Presence Health Network,
	Series C, 5.0%, 2/15/33	10,087,192
1,000,000	Illinois Finance Authority, Presence Health Network,
	Series C, 5.0%, 2/15/36	1,196,280
3,650,000(d)	Metropolitan Pier & Exposition Authority, McCormick
	Place Convention, 7.0%, 7/1/26	4,471,067
	Total Illinois	$ 32,740,056
	Indiana — 0.2%
3,000,000	Indiana University, Series A, 4.0%, 6/1/42	$ 3,314,370
	Total Indiana	$ 3,314,370
	Louisiana — 0.5%
6,000,000	Jefferson Parish Hospital Service District No. 2, East
	Jefferson General Hospital, 6.375%, 7/1/41	$ 6,130,080
400,000(b)	Louisiana State Citizens Property Insurance Corp.,
	5.0%, 6/1/24	435,180
500,000(b)	Louisiana State Citizens Property Insurance Corp.,
	5.0%, 6/1/24 (AGM Insured)	544,780
	Total Louisiana	$ 7,110,040
	Maine — 0.8%
4,500,000	Maine Health & Higher Educational Facilities Authority,
	Maine General Medical Center, 6.75%, 7/1/36	$ 4,630,500
3,040,000	Maine Health & Higher Educational Facilities Authority,
	Maine General Medical Center, 6.95%, 7/1/41	3,127,126
2,745,000	University of Maine, 5.0%, 3/1/25 (AGM Insured)	3,274,099
	Total Maine	$ 11,031,725
	Maryland — 2.4%
900,000(f)	Maryland Economic Development Corp., Senior
	Lien-Chesapeake Bay, Series A, 5.0%, 12/1/16	$ 557,100
400,000(f)	Maryland Economic Development Corp., Senior
	Lien-Chesapeake Bay, Series B, 5.0%, 12/1/16	247,600
6,165,000	Washington Suburban Sanitary Commission, 3.0%,
	6/1/45 (CNTY GTD Insured)	6,542,668
6,000,000	Washington Suburban Sanitary Commission, 3.0%,
	6/1/47 (CNTY GTD Insured)	6,339,180
5,175,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, 3.0%, 6/1/35
	(CNTY GTD Insured)	5,511,944
5,180,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, 3.0%, 6/1/37
	(CNTY GTD Insured)	5,466,920

The accompanying notes are an integral part of these financial statements.
20 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Principal
Amount
USD ($)		Value
	Maryland — (continued)
3,880,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, Second Series,
	4.0%, 6/1/43 (CNTY GTD Insured)	$ 4,172,048
3,735,000	Washington Suburban Sanitary Commission,
	Consolidated Public Improvement, Second Series,
	4.0%, 6/1/44 (CNTY GTD Insured)	4,010,008
	Total Maryland	$ 32,847,468
	Massachusetts — 19.3%
3,485,000(e)	Cape Cod Regional Technical High School District,
	School Project Loan Chapter 70 B, 4.0%, 11/15/37	$ 4,003,045
3,485,000(e)	Cape Cod Regional Technical High School District,
	School Project Loan Chapter 70 B, 4.0%, 11/15/38	3,994,507
1,475,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.125%, 2/15/35	1,580,698
1,520,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.25%, 2/15/36	1,644,002
1,565,000(e)	City of Attleboro, Municipal Purpose Loan,
	3.25%, 2/15/37	1,690,951
1,055,000(e)	City of Beverly, 3.125%, 10/15/39	1,135,307
5,075,000(e)	City of Cambridge, Municipal Purpose Loan,
	Series A, 3.0%, 2/15/35	5,360,621
15,000,000(e)	Commonwealth of Massachusetts, 2.75%, 3/1/50	15,344,550
5,000,000(e)	Commonwealth of Massachusetts, 3.0%, 3/1/49	5,223,400
1,300,000(e)	Concord & Carlisle Regional School District,
	3.0%, 3/15/29	1,352,533
1,300,000(e)	Concord & Carlisle Regional School District,
	3.0%, 3/15/31	1,347,060
1,300,000(e)	Concord & Carlisle Regional School District,
	3.0%, 3/15/33	1,340,846
2,750,000	Massachusetts Bay Transportation Authority,
	5.0%, 7/1/34	3,653,073
7,175,000(c)	Massachusetts Bay Transportation Authority,
	Series A, 7/1/28	6,285,228
5,000,000(c)	Massachusetts Department of Transportation,
	Series A, 1/1/28 (NATL Insured)	4,500,100
2,500,000	Massachusetts Development Finance Agency,
	5.0%, 7/1/50	4,217,525
3,000,000(g)	Massachusetts Development Finance Agency,
	5.0%, 7/1/50	3,890,940
4,200,000	Massachusetts Development Finance Agency,
	Agency Williams College, Series P, 5.0%, 7/1/43	4,675,692
1,500,000	Massachusetts Development Finance Agency,
	Berklee College Music, 5.0%, 10/1/35	1,696,965
1,000,000	Massachusetts Development Finance Agency,
	Berkshire Health System, Series G, 5.0%, 10/1/30	1,040,150
4,000,000	Massachusetts Development Finance Agency,
	Boston University, Series X, 5.0%, 10/1/48	4,417,880

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 21

Schedule of Investments | 6/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
12,690,000	Massachusetts Development Finance Agency,
	Broad Institute, 4.0%, 4/1/41	$ 14,280,057
2,000,000	Massachusetts Development Finance Agency,
	Broad Institute, 5.0%, 4/1/37	2,446,200
1,000,000(b)	Massachusetts Development Finance Agency,
	Foxborough Regional Charter School, Series A,
	7.0%, 7/1/42	1,000,000
5,000,000	Massachusetts Development Finance Agency,
	Harvard University, Series A, 4.0%, 7/15/36	5,639,600
23,865,000	Massachusetts Development Finance Agency,
	Harvard University, Series A, 5.0%, 7/15/40	36,883,119
5,000,000	Massachusetts Development Finance Agency,
	Lawrence General Hospital, Series A, 5.5%, 7/1/44	5,162,600
4,000,000	Massachusetts Development Finance Agency,
	Lowell General Hospital, Series G, 5.0%, 7/1/44	4,330,520
400,000	Massachusetts Development Finance Agency,
	Milford Regional Medical Center, Series F,
	5.625%, 7/15/36	410,964
500,000	Massachusetts Development Finance Agency,
	Milford Regional Medical Center, Series F,
	5.75%, 7/15/43	511,590
2,000,000	Massachusetts Development Finance Agency,
	Northeastern University, 4.0%, 10/1/35	2,094,540
450,000	Massachusetts Development Finance Agency,
	Northeastern University, Series A, 5.0%, 3/1/39	499,491
2,700,000	Massachusetts Development Finance Agency,
	Partners Healthcare System, Series O, 4.0%, 7/1/45	2,918,700
8,000,000	Massachusetts Development Finance Agency,
	Partners Healthcare System, Series S, 4.0%, 7/1/35	8,938,080
5,000,000	Massachusetts Development Finance Agency, Partner’s
	Healthcare System, Series S-1, 4.0%, 7/1/41	5,515,600
400,000(b)	Massachusetts Development Finance Agency,
	Tufts Medical, Series I, 6.75%, 1/1/36	413,172
600,000(b)	Massachusetts Development Finance Agency,
	Tufts Medication Center, Series, 6.75%, 1/1/36	619,308
125,000(b)	Massachusetts Development Finance Agency,
	Tufts University, Series Q, 4.0%, 8/15/38	147,376
875,000	Massachusetts Development Finance Agency,
	Tufts University, Series Q, 4.0%, 8/15/38	955,325
6,600,000	Massachusetts Development Finance Agency,
	WGBH Educational Foundation, Series A, 5.75%,
	1/1/42 (AMBAC Insured)	10,374,606
4,080,000(c)	Massachusetts Development Finance Agency,
	WGBH Educational Foundation, Series B, 1/1/38
	(AGC Insured)	2,734,538
835,000	Massachusetts Development Finance Agency, Woods
	Hole Oceanographic Institution, 5.0%, 6/1/38	1,030,908
1,000,000	Massachusetts Development Finance Agency, Woods
	Hole Oceanographic Institution, 5.0%, 6/1/43	1,216,270

The accompanying notes are an integral part of these financial statements.
22 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
500,000	Massachusetts Development Finance Agency, Woods
	Hole Oceanographic Institution, 5.0%, 6/1/48	$ 597,840
2,500,000	Massachusetts Development Finance Agency,
	Worcester Polytechnic Institute, 4.0%, 9/1/49	2,588,075
1,250,000	Massachusetts Development Finance Agency,
	Worcester Polytechnic Institute, 5.0%, 9/1/50	1,335,863
16,950,000	Massachusetts Health & Educational Facilities
	Authority, Massachusetts Institute of Technology,
	Series K, 5.5%, 7/1/32	24,639,876
2,000,000	Massachusetts Health & Educational Facilities
	Authority, Northeastern University, Series T-2,
	4.125%, 10/1/37	2,086,780
1,000,000(b)	Massachusetts Port Authority, Series B, 5.0%, 7/1/32	1,093,100
1,000,000	Massachusetts Port Authority, Series B, 5.0%, 7/1/33	1,071,280
1,000,000	Massachusetts Port Authority, Series C, 5.0%, 7/1/33	1,127,130
2,420,000	Massachusetts Water Resources Authority, General,
	Series B, 5.25%, 8/1/36 (AGM Insured)	3,670,172
1,600,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.125%, 2/1/36	1,803,120
1,150,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.125%, 2/1/37	1,288,322
1,635,000(e)	Town of Lexington, Municipal Purpose Loan,
	3.25%, 2/1/38	1,837,413
1,305,000(e)	Town of Nantucket, 2.0%, 12/15/27	1,406,438
5,000,000(e)	Town of Natick, Municipal Purpose Loan,
	4.0%, 7/15/37	5,720,350
1,955,000(e)	Town of Norwood, Municipal Purpose Loan,
	2.125%, 7/15/30	2,037,462
2,000,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.0%, 5/1/31	2,177,220
1,535,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.375%, 5/1/32	1,650,401
1,265,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.5%, 5/1/35	1,359,786
3,500,000(e)	Town of Plymouth, Municipal Purpose Loan,
	3.5%, 5/1/44	3,796,975
4,160,000(e)	Town of Stoughton, Municipal Purpose Loan,
	3.0%, 10/15/37	4,468,173
1,000,000(e)	Town of Wellesley, Municipal Purpose Loan,
	4.0%, 6/1/41	1,100,330
4,000,000(e)	Town of Wellesley, Municipal Purpose Loan,
	4.0%, 6/1/45	4,378,480
4,500,000(e)	Town of Wilmington, School, 4.0%, 3/15/37	4,643,010
2,500,000(b)	University of Massachusetts Building Authority,
	Series 1, 5.0%, 11/1/39	2,778,075
	Total Massachusetts	$ 265,173,308

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 23

Schedule of Investments | 6/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
Michigan — 0.2%
2,795,000	Michigan Public Educational Facilities Authority,
Limited Obligation-David Ellis-West Project,
	5.875%, 6/1/37	$ 2,891,791
	Total Michigan	$ 2,891,791
Minnesota — 1.5%
5,000,000	City of Rochester, Health Care Facilities, Mayo
	Clinic, 4.0%, 11/15/48	$ 5,452,350
3,000,000	City of Rochester, Mayo Clinic, Series B,
	5.0%, 11/15/29	3,924,630
5,350,000	City of Rochester, Mayo Clinic, Series B,
	5.0%, 11/15/36	7,526,968
3,000,000(e)	State of Minnesota, Series B, 3.0%, 10/1/36	3,224,070
1,000,000	University of Minnesota, Series B, 4.0%, 1/1/29	1,105,510
860,000	University of Minnesota, Series B, 4.0%, 1/1/30	946,611
	Total Minnesota	$ 22,180,139
Mississippi — 0.2%
2,750,000	County of Warren, International Paper Co.,
	Series A, 5.8%, 5/1/34	$ 2,754,868
	Total Mississippi	$ 2,754,868
Missouri — 0.7%
2,500,000	Health & Educational Facilities Authority of the
State of Missouri, CoxHealth Hospital, Series A,
	5.0%, 11/15/35	$ 2,841,625
4,000,000	Health & Educational Facilities Authority of the
State of Missouri, Mercy Health, Series F,
	4.0%, 11/15/45	4,275,400
2,000,000	Missouri Development Finance Board, City of
Independence-Annual Appropriation Sewer
	System, 5.25%, 11/1/42	2,254,560
	Total Missouri	$ 9,371,585
Nebraska — 0.2%
2,000,000(b)	University of Nebraska, University Nebraska
	Lincoln Student, Series A, 3.0%, 7/1/35	$ 2,290,720
	Total Nebraska	$ 2,290,720
New Hampshire — 1.1%
2,000,000(e)	City of Manchester NH, 2.0%, 6/15/33	$ 2,011,520
1,000,000	New Hampshire Health & Education Facilities
	Authority Act, 5.0%, 8/1/59	1,433,380
4,000,000	New Hampshire Health & Education Facilities
Authority Act, Catholic Medical Centre,
	3.75%, 7/1/40	3,937,960
7,850,000(b)	New Hampshire Health & Education Facilities
Authority Act, Wentworth Douglas Hospital,
	Series A, 6.5%, 1/1/41	8,088,169
	Total New Hampshire	$ 15,471,029

The accompanying notes are an integral part of these financial statements.
24 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Principal
Amount
USD ($)		Value
	New Jersey — 0.1%
1,640,000(e)	Township of Plainsboro, General Improvement,
	2.0%, 8/1/24	$ 1,741,565
	Total New Jersey	$ 1,741,565
	New York — 4.8%
1,745,000(e)	Massapequa Union Free School District, 2.0%,
	10/1/32 (ST AID WITHHLDG Insured)	$ 1,722,123
1,785,000(e)	Massapequa Union Free School District, 2.0%,
	10/1/33 (ST AID WITHHLDG Insured)	1,747,979
100,000,000(c)	New York Counties Tobacco Trust IV, 6/1/60	2,820,000
5,000,000	New York State Dormitory Authority, 5.0%, 10/1/50	8,455,900
5,030,000	New York State Dormitory Authority, Columbia
	University, 5.0%, 10/1/41	5,174,763
10,000,000	New York State Dormitory Authority, Columbia
	University, Series A-2, 5.0%, 10/1/46	16,326,600
5,515,000	New York State Dormitory Authority, Insured-FIT
	Student Housing Corp., 5.25%, 7/1/24 (NATL Insured)	5,907,834
4,500,000	New York State Dormitory Authority, New York
	University, Series A, 4.0%, 7/1/36	5,065,830
1,000,000	New York State Dormitory Authority, Series A,
	4.0%, 7/1/35	1,156,330
3,250,000	New York State Dormitory Authority, Trustees of
	Columbia University, 5.0%, 10/1/45	5,254,080
5,000,000	New York State Urban Development Corp.,
	3.0%, 3/15/49	5,102,550
1,500,000	Port Authority of New York & New Jersey,
	Consolidated Ninety-Third Series, 6.125%, 6/1/94	1,760,790
4,935,000(e)	Port Chester-Rye Union Free School District, 2.0%,
	6/1/36 (ST AID WITHHLDG Insured)	4,812,809
	Total New York	$ 65,307,588
	North Carolina — 2.3%
3,000,000	City of Charlotte, Storm Water Revenue,
	4.0%, 12/1/43	$ 3,287,760
5,000,000	City of Fayetteville, Public Works Commission
	Revenue, 4.0%, 3/1/44	5,618,300
10,000,000	North Carolina Turnpike Authority, Series A,
	4.0%, 1/1/35	11,670,800
9,615,000(e)	State of North Carolina, St. Public Improvement
	Connecourt, Series A, 3.0%, 6/1/35	10,501,791
	Total North Carolina	$ 31,078,651
	North Dakota — 0.4%
5,000,000	County of McLean, Great River Energy, Series B,
	5.15%, 7/1/40	$ 5,000,550
	Total North Dakota	$ 5,000,550

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 25

Schedule of Investments | 6/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Ohio — 0.1%
800,000	County of Lake, Lake Hospital, Series S,
	6.0%, 8/15/43	$ 803,016
	Total Ohio	$ 803,016
	Oklahoma — 0.2%
2,030,000	McGee Creek Authority, Oklahoma Water Revenue,
	6.0%, 1/1/23 (NATL Insured)	$ 2,183,367
	Total Oklahoma	$ 2,183,367
	Oregon — 2.0%
1,800,000	City of Portland, Sewer System Revenue, First Lien,
	Series A, 2.0%, 6/15/29	$ 1,892,664
5,000,000(e)	Clackamas County School District No. 7J Lake
	Oswego, School District, 4.0%, 6/1/43 (SCH-BD
	GTY Insured)	5,669,600
3,000,000(e)	Deschutes & Jefferson Counties School District No. 2J
	Redmond, 3.0%, 6/15/32 (SCH-BD GTY Insured)	3,107,880
2,000,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/30 (SCH-BD GTY Insured)	1,685,900
2,000,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/31 (SCH-BD GTY Insured)	1,631,680
1,715,000(c)(e)	Multnomah County School District No. 40, Deferred
	Interest, Series B, 6/15/32 (SCH-BD GTY Insured)	1,352,432
2,000,000	Oregon Health & Science University, Series A,
	5.0%, 7/1/42	2,436,320
1,500,000	Oregon Health & Science University, Series B,
	5.0%, 7/1/28	1,824,225
7,030,000(e)	State of Oregon, Series J, 5.0%, 8/1/42	8,701,382
	Total Oregon	$ 28,302,083
	Pennsylvania — 4.8%
825,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A,
	5.125%, 10/15/37	$ 852,860
175,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A,
	5.25%, 10/15/47	179,399
4,095,000	Dauphin County General Authority, Pinnacle Health
	System Project, 5.0%, 6/1/42	4,331,855
3,725,000	Delaware County Industrial Development Authority,
	Chester Charter School Arts Project, Series A,
	5.125%, 6/1/46 (144A)	3,919,594
5,385,000	Pennsylvania Higher Educational Facilities
	Authority, 3.0%, 8/15/47	5,483,653
605,000	Pennsylvania Higher Educational Facilities
	Authority, 4.0%, 12/1/44	694,546
2,500,000	Pennsylvania Higher Educational Facilities
	Authority, 4.0%, 12/1/48	2,856,975
1,000,000(b)	Pennsylvania Higher Educational Facilities Authority,
	Edinboro University Foundation, 6.0%, 7/1/43	1,000,000

The accompanying notes are an integral part of these financial statements.
26 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Principal
Amount
USD ($)		Value
	Pennsylvania — (continued)
4,750,000	Pennsylvania Higher Educational Facilities
	Authority, Thomas Jefferson University, 5.0%, 9/1/39	$ 5,231,460
1,000,000	Pennsylvania Higher Educational Facilities Authority,
	University Properties, Inc., East Stroudsburg,
	5.0%, 7/1/42	1,001,290
1,000,000	Pennsylvania Housing Finance Agency,
	3.35%, 10/1/45	1,056,920
2,000,000	Pennsylvania Housing Finance Agency, 3.4%, 10/1/49	2,104,340
2,000,000	Pennsylvania Turnpike Commission, Series A-1,
	5.0%, 12/1/42	2,320,260
5,000,000	Pennsylvania Turnpike Commission, Series A-1,
	5.0%, 12/1/47	5,771,900
2,500,000	Philadelphia Authority for Industrial Development,
	Children’s Hospital Philadelphia, 4.0%, 7/1/35	2,821,825
3,750,000	Philadelphia Authority for Industrial Development,
	Children’s Hospital Philadelphia, 4.0%, 7/1/36	4,227,263
2,500,000	Philadelphia Authority for Industrial Development,
	Children’s Hospital Philadelphia, 4.0%, 7/1/37	2,797,075
2,500,000	Philadelphia Authority for Industrial Development,
	Children’s Hospital Philadelphia, 5.0%, 7/1/42	2,870,750
3,000,000	Philadelphia Authority for Industrial Development,
	Thomas Jefferson University, Series A, 4.0%, 9/1/42	3,264,750
3,680,000	Swarthmore Borough Authority, Swarthmore College,
	5.0%, 9/15/39	4,632,347
5,015,000	Swarthmore Borough Authority, Swarthmore College,
	5.0%, 9/15/44	6,256,965
1,195,000	Swarthmore Borough Authority, Swarthmore College,
	5.0%, 9/15/45	1,484,441
	Total Pennsylvania	$ 65,160,468
	Puerto Rico — 0.3%
7,000,000(e)(f)	Commonwealth of Puerto Rico, Series A,
	8.0%, 7/1/35	$ 4,200,000
	Total Puerto Rico	$ 4,200,000
	Rhode Island — 1.0%
5,140,000	Rhode Island Health & Educational Building Corp.,
	Brown University, Series A, 4.0%, 9/1/37	$ 5,992,572
3,750,000(g)	Tender Option Bond Trust Receipts/Certificates,
	Series 2019-XM0721, 0.0%, 9/1/47 (144A)	5,606,250
20,000,000(c)	Tobacco Settlement Financing Corp., Asset-Backed,
	Series B, 6/1/52	2,171,000
	Total Rhode Island	$ 13,769,822

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 27

Schedule of Investments | 6/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	South Carolina — 0.9%
5,000,000	City of Charleston SC Waterworks & Sewer System
	Revenue, 4.0%, 1/1/49	$ 5,877,150
1,000,000	SCAGO Educational Facilities Corp. for Pickens
	School District, 3.25%, 12/1/28	1,086,110
5,675,000	South Carolina Transportation Infrastructure Bank,
	Series A, 3.0%, 10/1/33	5,957,104
	Total South Carolina	$ 12,920,364
	Texas — 10.3%
3,550,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, 1/1/26	$ 3,028,683
3,000,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, 1/1/27	2,470,710
7,100,000(c)	Central Texas Regional Mobility Authority, Capital
	Appreciation, Senior Lien, 1/1/25	6,686,709
2,500,000(b)	Central Texas Regional Mobility Authority, Sub Lien,
	6.75%, 1/1/41	2,583,900
2,500,000	Central Texas Turnpike System, 3.0%, 8/15/40	2,542,200
5,000,000	City of Austin TX Airport System Revenue,
	5.0%, 11/15/49	5,889,150
10,000,000	City of Houston TX Combined Utility System
	Revenue, 2.5%, 11/15/40	10,165,800
3,790,000(e)	County of Williamson TX, 2.375%, 2/15/37	3,928,183
80,000(e)	Eagle Mountain & Saginaw Independent School
	District, 3.0%, 8/15/29 (PSF-GTD Insured)	85,480
1,000,000	Harris County Cultural Education Facilities Finance
	Corp., YMCA Greater Houston Area, 5.0%, 6/1/28	1,028,880
500,000	Harris County Cultural Education Facilities Finance
	Corp., YMCA Greater Houston Area, 5.0%, 6/1/33	507,555
7,210,000(g)	Lower Neches Valley Authority Industrial
	Development Corp., ExxonMobil, 0.1%, 11/1/38	7,210,000
5,000,000(e)	Lubbock-Cooper Independent School District, 4.0%,
	2/15/49 (PSF-GTD Insured)	5,425,700
2,000,000	New Hope Cultural Education Facilities Finance
	Corp., Cardinal Bay, Inc., Village On The Park,
	4.75%, 7/1/51	1,720,920
2,000,000	North Texas Tollway Authority, First Tier, Series D,
	5.0%, 1/1/38	2,107,040
4,000,000	North Texas Tollway Authority, Second Tier, Series A,
	5.0%, 1/1/30	4,644,840
5,000,000	North Texas Tollway Authority, Second Tier, Series A,
	5.0%, 1/1/35	5,665,100
1,995,000	Texas Department of Housing & Community Affairs,
	Series A, 3.5%, 7/1/34 (GNMA/FNMA Insured)	2,241,023
2,495,000	Texas Department of Housing & Community Affairs,
	Series A, 3.8%, 7/1/39 (GNMA/FNMA Insured)	2,789,959
10,410,000	Texas Private Activity Bond Surface Transportation
	Corp., Senior Lien-LBJ Infrastructure, 7.0%, 6/30/40	10,460,593

The accompanying notes are an integral part of these financial statements.
28 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Principal
Amount
USD ($)		Value
	Texas — (continued)
5,000,000	Texas Water Development Board, 4.0%, 10/15/44	$ 5,942,350
5,000,000	Texas Water Development Board, St. Water
	Implementation Fund, Series A, 4.0%, 4/15/48	5,751,400
5,000,000	Texas Water Development Board, State Water
	Implementation Fund, Series B, 5.0%, 4/15/49	6,261,350
25,000,000	University of Texas System, Financing System,
	Series A, 5.0%, 8/15/49	41,879,500
	Total Texas	$ 141,017,025
	Utah — 1.9%
1,000,000	Salt Lake City Corp. Airport Revenue, Series B,
	5.0%, 7/1/34	$ 1,236,300
6,000,000(e)	State of Utah, 3.0%, 7/1/33	6,844,500
4,000,000(e)	State of Utah, 3.0%, 7/1/34	4,538,840
110,000	Utah Charter School Finance Authority, North Davis
	Preparatory, 5.75%, 7/15/20	110,052
13,110,000	Utah State University, 3.0%, 12/1/49	13,372,593
	Total Utah	$ 26,102,285
	Virginia — 4.4%
3,000,000(e)	City of Alexandria VA, 3.0%, 7/15/46 (ST AID
	WITHHLDG Insured)	$ 3,271,830
2,425,000(e)	City of Lynchburg VA, 2.375%, 8/1/39	2,441,781
2,505,000(e)	City of Lynchburg VA, 2.375%, 8/1/40	2,507,204
1,170,000(e)	City of Manassas, 2.0%, 7/1/31 (ST AID
	WITHHLDG Insured)	1,189,130
5,000,000(e)	City of Richmond VA, 3.0%, 7/15/35 (ST AID
	WITHHLDG Insured)	5,505,300
1,500,000(e)	County of Arlington, 4.0%, 8/15/35	1,736,280
5,725,000	Loudoun County Economic Development Authority,
	2.125%, 12/1/39	5,595,214
5,000,000	Loudoun County Economic Development Authority,
	3.0%, 12/1/37	5,441,850
18,490,000	Tobacco Settlement Financing Corp., Senior,
	Series B-1, 5.0%, 6/1/47	18,443,775
7,075,000	University of Virginia, Series A, 5.0%, 4/1/42	8,740,031
5,000,000	Virginia Commonwealth Transportation Board,
	3.0%, 5/15/37	5,454,150
	Total Virginia	$ 60,326,545
	Washington — 4.6%
23,025,000	Central Puget Sound Regional Transit Authority,
	Series S-1, 5.0%, 11/1/46	$ 36,791,878
10,250,000	City of Seattle, Municipal Light & Power Revenue
	Improvement, Series A, 4.0%, 1/1/48	11,493,940
10,000,000	King County Housing Authority, Birch Creek
	Apartments Project, 5.5%, 5/1/38 (CNTY
	GTD Insured)	10,040,100

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 29

Schedule of Investments | 6/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
Washington — (continued)
3,000,000(e)	King County Issaquah School District No. 411,
	4.5%, 12/1/30 (SCH-BD GTY Insured)	$ 3,404,490
1,500,000	Public Utility District No. 1 of Franklin County,
	Series A, 5.0%, 9/1/38	1,645,830
	Total Washington	$ 63,376,238
Wisconsin — 0.4%
5,000,000(e)	State of Wisconsin, 4.0%, 5/1/40	$ 5,827,750
	Total Wisconsin	$ 5,827,750
TOTAL MUNICIPAL BONDS
	(Cost $1,165,245,727)	$1,259,233,611
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS — 5.5% of Net Assets
25,000,000(c)	United States Treasury Bill, 7/7/20	$ 24,999,505
25,000,000(c)	United States Treasury Bill, 8/4/20	24,996,812
25,000,000(c)	United States Treasury Bill, 9/10/20	24,993,345
TOTAL U.S. GOVERNMENT AND
AGENCY OBLIGATIONS
	(Cost $74,987,915)	$ 74,989,662

Shares
	CLAIM — 0.0%† of Net Assets
200(h)	CMS Liquidating Trust	$ 497,000
	TOTAL CLAIM
	(Cost $640,000)	$ 497,000
	TOTAL INVESTMENTS IN UNAFFILIATED
	ISSUERS — 97.3%
	(Cost $1,240,873,642)	$1,334,720,273
	OTHER ASSETS AND LIABILITIES — 2.7%	$ 36,924,512
	NET ASSETS — 100.0%	$1,371,644,785

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2020, the value of these securities amounted to $11,542,604, or 0.8% of net assets.

AGC	Assured Guaranty Corp.
AGM	Assured Guarantee Municipal.
AMBAC	Ambac Assurance Corp.
CNTY GTD	County Guaranteed.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
NATL	National Public Finance Guarantee Corp.

The accompanying notes are an integral part of these financial statements.
30 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

PSF-GTD	Permanent School Fund Guaranteed.
SCH-BD GTY	School Board Guaranty.
ST AID WITHHLDG	State Aid Withholding.
†	Amount rounds to less than 0.1%.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)
Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Escrow to maturity.
(e)	Represents a General Obligation Bond.
(f)	Security is in default.
(g)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2020.
(h)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2020, aggregated $292,446,204 and $335,482,045, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2020, the Fund did not engage in any cross trade activity.
At June 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,240,488,475 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$96,363,063
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(2,131,265)
Net unrealized appreciation	$94,231,798

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 31

Schedule of Investments | 6/30/20 (unaudited) (continued)
The following is a summary of the inputs used as of June 30, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,259,233,611	$—	$1,259,233,611
U.S. Government and
Agency Obligations	—	74,989,662	—	74,989,662
Claim	—	497,000	—	497,000
Total Investments
in Securities	$—	$1,334,720,273	$—	$1,334,720,273

During the six months ended June 30, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
32 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Statement of Assets and Liabilities | 6/30/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,240,873,642)	$1,334,720,273
Cash	28,803,609
Receivables —
Investment securities sold	480,000
Fund shares sold	7,043,153
Interest	13,190,525
Due from the Adviser	24,367
Other assets	115,648
Total assets	$1,384,377,575
LIABILITIES:
Payables —
Investment securities purchased	$10,211,300
Fund shares repurchased	1,294,546
Distributions	931,560
Due to affiliates	110,951
Accrued expenses	184,433
Total liabilities	$12,732,790
NET ASSETS:
Paid-in capital	$1,261,269,912
Distributable earnings	110,374,873
Net assets	$1,371,644,785
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $680,956,064/44,026,800 shares)	$15.47
Class C (based on $37,505,328/2,446,704 shares)	$15.33
Class Y (based on $653,183,393/42,403,372 shares)	$15.40
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $15.47 net asset value per share/
100%-4.50% maximum sales charge)	$16.20

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 33

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$20,671,073
Total investment income		$20,671,073
EXPENSES:
Management fees	$2,865,797
Administrative expense	183,427
Transfer agent fees
Class A	101,290
Class C	5,021
Class Y	347,277
Distribution fees
Class A	798,346
Class C	161,938
Shareowner communications expense	22,380
Custodian fees	8,621
Registration fees	30,778
Professional fees	43,909
Printing expense	33,744
Pricing fees	5,284
Trustees’ fees	33,925
Miscellaneous	60,844
Total expenses		$4,702,581
Less fees waived and expenses reimbursed by the Adviser		(182,666)
Net expenses		$4,519,915
Net investment income		$16,151,158
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$15,468,841
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(2,472,051)
Net realized and unrealized gain (loss) on investments		$12,996,790
Net increase in net assets resulting from operations		$29,147,948

The accompanying notes are an integral part of these financial statements.
34 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	6/30/20	Ended
	(unaudited)	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$16,151,158	$33,746,039
Net realized gain (loss) on investments	15,468,841	789,515
Change in net unrealized appreciation (depreciation)
on investments	(2,472,051)	74,711,747
Net increase in net assets resulting from operations	$29,147,948	$109,247,301
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.19 and $0.41 per share, respectively)	$(7,828,600)	$(16,812,083)
Class C ($0.13 and $0.29 per share, respectively)	(271,137)	(620,136)
Class Y ($0.20 and $0.45 per share, respectively)	(8,601,591)	(16,986,756)
Total distributions to shareowners	$(16,701,328)	$(34,418,975)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$484,591,263	$382,852,617
Reinvestment of distributions	9,898,119	18,884,895
Cost of shares repurchased	(452,708,276)	(232,951,397)
Net increase in net assets resulting from Fund
share transactions	$41,781,106	$168,786,115
Net increase in net assets	$54,227,726	$243,614,441
NET ASSETS:
Beginning of period	$1,317,417,059	$1,073,802,618
End of period	$1,371,644,785	$1,317,417,059

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 35

Statements of Changes in Net Assets (continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	6/30/20	6/30/20	Ended	Ended
	Shares	Amount	12/31/19	12/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	6,441,194	$98,739,675	5,261,670	$78,481,864
Reinvestment of distributions	417,788	6,414,962	915,734	13,624,242
Less shares repurchased	(4,644,373)	(68,623,315)	(5,415,686)	(80,228,115)
Net increase	2,214,609	$36,531,322	761,718	$11,877,991
Class C
Shares sold	763,197	$11,522,260	390,390	$5,772,808
Reinvestment of distributions	14,356	218,470	33,837	498,297
Less shares repurchased	(345,500)	(5,191,406)	(722,962)	(10,646,512)
Net increase/ (decrease)	432,053	$6,549,324	(298,735)	$(4,375,407)
Class Y
Shares sold	24,594,216	$374,329,328	20,257,790	$298,597,945
Reinvestment of distributions	213,319	3,264,687	320,129	4,762,356
Less shares repurchased	(25,565,345)	(378,893,555)	(9,617,667)	(142,076,770)
Net increase/ (decrease)	(757,810)	$(1,299,540)	10,960,252	$161,283,531

The accompanying notes are an integral part of these financial statements.
36 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	6/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16*	12/31/15*
Class A
Net asset value, beginning of period	$15.17		$14.23	$14.64	$14.12	$14.60	$14.49
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.18		$0.40	$0.41	$0.41	$0.40	$0.44
Net realized and unrealized gain (loss) on investments	0.31		0.95	(0.41)	0.51	(0.46)	0.20
Net increase (decrease) from investment operations	$0.49		$1.35	$—	$0.92	$(0.06)	$0.64
Distributions to shareowners:
Net investment income	$(0.19)		$(0.41)	$(0.40)	$(0.40)	$(0.42)	$(0.53)
Net realized gain	—		—	(0.01)	—	—	—
Total distributions	$(0.19)		$(0.41)	$(0.41)	$(0.40)	$(0.42)	$(0.53)
Net increase (decrease) in net asset value	$0.30		$0.94	$(0.41)	$0.52	$(0.48)	$0.11
Net asset value, end of period	$15.47		$15.17	$14.23	$14.64	$14.12	$14.60
Total return (b)	3.22	%(c)	9.57%	0.10%	6.56%	(0.50)%	4.51%
Ratio of net expenses to average net assets	0.79	%(d)	0.81%	0.81%	0.80%	0.81%	0.82%
Ratio of net investment income (loss) to average net assets	2.38	%(d)	2.70%	2.88%	2.80%	2.73%	3.08%
Portfolio turnover rate	23	%(c)	10%	16%	20%	18%	21%
Net assets, end of period (in thousands)	$680,956		$634,233	$584,127	$646,525	$690,991	$709,616
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.79	%(d)	0.81%	0.81%	0.80%	0.81%	0.83%
Net investment income (loss) to average net assets	2.38	%(d)	2.70%	2.88%	2.80%	2.73%	3.07%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
(d)   Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 37

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	6/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16*	12/31/15*
Class C
Net asset value, beginning of period	$15.04		$14.11	$14.51	$14.00	$14.48	$14.37
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12		$0.29	$0.30	$0.29	$0.29	$0.33
Net realized and unrealized gain (loss) on investments	0.30		0.93	(0.40)	0.51	(0.46)	0.20
Net increase (decrease) from investment operations	$0.42		$1.22	$(0.10)	$0.80	$(0.17)	$0.53
Distributions to shareowners:
Net investment income	$(0.13)		$(0.29)	$(0.29)	$(0.29)	$(0.31)	$(0.42)
Net realized gain	—		—	(0.01)	—	—	—
Total distributions	$(0.13)		$(0.29)	$(0.30)	$(0.29)	$(0.31)	$(0.42)
Net increase (decrease) in net asset value	$0.29		$0.93	$(0.40)	$0.51	$(0.48)	$0.11
Net asset value, end of period	$15.33		$15.04	$14.11	$14.51	$14.00	$14.48
Total return (b)	2.78	%(c)	8.74%	(0.60)%	5.72%	(1.27)%	3.74%
Ratio of net expenses to average net assets	1.53	%(d)	1.56%	1.57%	1.55%	1.56%	1.56%
Ratio of net investment income (loss) to average net assets	1.62	%(d)	1.95%	2.13%	2.05%	1.98%	2.33%
Portfolio turnover rate	23	%(c)	10%	16%	20%	18%	21%
Net assets, end of period (in thousands)	$37,505		$30,294	$32,636	$51,506	$61,832	$54,752

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
38 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

	Six Months
	Ended		Year	Year	Year	Year	Year
	6/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16*	12/31/15*
Class Y
Net asset value, beginning of period	$15.13		$14.19	$14.60	$14.08	$14.56	$14.44
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.20		$0.44	$0.45	$0.44	$0.44	$0.48
Net realized and unrealized gain (loss) on investments	0.27		0.95	(0.41)	0.51	(0.46)	0.21
Net increase (decrease) from investment operations	$0.47		$1.39	$0.04	$0.95	$(0.02)	$0.69
Distributions to shareowners:
Net investment income	$(0.20)		$(0.45)	$(0.44)	$(0.43)	$(0.46)	$(0.57)
Net realized gain	—		—	(0.01)	—	—	—
Total distributions	$(0.20)		$(0.45)	$(0.45)	$(0.43)	$(0.46)	$(0.57)
Net increase (decrease) in net asset value	$0.27		$0.94	$(0.41)	$0.52	$(0.48)	$0.12
Net asset value, end of period	$15.40		$15.13	$14.19	$14.60	$14.08	$14.56
Total return (b)	3.15	%(c)	9.87%	0.35%	6.84%	(0.25)%	4.86%
Ratio of net expenses to average net assets	0.55	%(d)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	2.60	%(d)	2.94%	3.13%	3.04%	2.98%	3.34%
Portfolio turnover rate	23	%(c)	10%	16%	20%	18%	21%
Net assets, end of period (in thousands)	$653,183		$652,890	$457,039	$636,889	$374,674	$276,778
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.60	%(d)	0.62%	0.65%	0.63%	0.64%	0.64%
Net investment income (loss) to average net assets	2.55	%(d)	2.87%	3.03%	2.96%	2.89%	3.25%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 39

Notes to Financial Statements | 6/30/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer AMT-Free Municipal Fund (the “Fund”) is one of two series comprising Pioneer Series Trust II (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of June 30, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosure requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
40 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund adopted ASU 2017-08 as of January 1, 2019 for the period ended June 30, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s Financial Statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 41

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
42 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$485,535
Tax-exempt income	33,933,440
Total	$34,418,975

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019:

2019
Distributable earnings:
Undistributed ordinary income	$2,704,645
Capital Loss Carryforward	(1,480,241)
Net unrealized appreciation	96,703,849
Total	$97,928,253

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, tax treatment of premium and amortization, and tax adjustments on defaulted bonds.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 43

D.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $25,199 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2020.
E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund
44 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Florida, Massachusetts, New York, Pennsylvania and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 45

the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $250 million, 0.45% of the next $500 million of the Fund’s average daily net assets, 0.40% of the next $1.25 billion of the Fund’s average daily net assets, and 0.35% of the Fund’s average daily net assets over $2 billion.
46 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

For the six months ended June 30, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.44% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.55% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through May 1, 2021. Fees waived and expenses reimbursed during the six months ended June 30, 2020, are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $82,799 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended June 30, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$19,474
Class C	528
Class Y	2,378
Total	$22,380

4. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 47

services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $28,152 in distribution fees payable to the Distributor, at June 30, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended June 30, 2020, CDSCs in the amount of $19,884 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2020, the Fund had no borrowings under the credit facility.
48 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 49

facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
50 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20 51

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52 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us
Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19451-14-0820

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust II

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 4, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date September 4, 2020

* Print the name and title of each signing officer under his or her signature.